UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 10, 2023

Mr. Cooper Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 Cypress Waters Blvd.
Coppell, TX 75019
(Address of Principal Executive Offices, and Zip Code)

469-549-2000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 10, 2023, Mr. Cooper Group Inc., a Delaware corporation (the “Company”), issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 10, 2023, by and among the Company, Home Point Capital Inc., a Delaware corporation (“Home Point”), and Heisman Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In connection with the announcement of the Merger Agreement, the Company intends to provide supplemental information regarding the proposed transaction to analysts and investors. The slides that will be made available are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Cautions Regarding Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will” and other similar words or expressions.  Risks that may cause these forward-looking statements to be inaccurate include, without limitation: the possibility that regulatory and other approvals and conditions to the transactions contemplated by the Merger Agreement (the “proposed transactions”) are not received or satisfied on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company may not fully realize the projected benefits of the proposed transactions; the possibility that the Company and Home Point will not be integrated successfully; changes in the anticipated timing for closing the proposed transactions; business disruption during the pendency of or following the proposed transactions; diversion of management time from ongoing business operations due to the proposed transactions; the risk that any announcements relating to the proposed transactions could have adverse effects on the market price of the Company’s common stock; the risk that the proposed transactions and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; the risk of any unexpected costs or expenses resulting from the proposed transactions; and the risk of litigation and/or regulatory actions related to the proposed transactions.  In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business, including those more fully described in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q.  The forward-looking statements in this document speak only as of this date.  The Company undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law.

Additional Information and Where to Find It

The tender offer referenced in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Mr. Cooper, Home Point, or Heisman Merger Sub, Inc. (“Acquisition Sub”) will file with the SEC. The solicitation and offer to buy Home Point stock will only be made pursuant to an Offer to Purchase and related tender offer materials that Mr. Cooper intends to file with the SEC. At the time the tender offer is commenced, Mr. Cooper and Acquisition Sub will file a Tender Offer Statement on Schedule TO and thereafter Home Point will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

HOME POINT’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HOME POINT SECURITIES AND OTHER INVESTORS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING WITH RESPECT TO THE TENDER OFFER, OR, IF APPLICABLE, VOTING ON THE TRANSACTION.

The Offer to Purchase, the related Letter of Transmittal, certain other tender offer documents, as well as the Solicitation/Recommendation Statement will be made available to all stockholders of Home Point at no expense to them and will also be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either Mr. Cooper or Home Point. Copies of the documents filed with the SEC by Mr. Cooper will be available free of charge on Mr. Cooper’s website at www.investors.mrcoopergroup.com or upon written request to Mr. Cooper, at 8950 Cypress Waters Boulevard, Coppell, Texas 75019, Attention: Corporate Secretary. Copies of the documents filed with the SEC by Home Point will be available free of charge on Home Point’s website at www.investors.homepoint.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, and if applicable, the proxy statement, Mr. Cooper and Home Point each file annual, quarterly and current reports, proxy statements and other information with the SEC. Mr. Cooper and Home Point’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated May 10, 2023
99.2	Investor Presentation, dated May 10, 2023
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: May 10, 2023	By:	/s/ Kurt Johnson
Kurt Johnson
Executive Vice President, Chief Financial Officer